UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 5, 2010

Strayer Education, Inc.
(Exact name of registrant as specified in its charter)

MARYLAND (State or other jurisdiction of incorporation or organization)	0-21039 (Commission File Number)	52-1975978 (IRS Employer Identification Number)

1100 Wilson Blvd., Suite 2500		22209
Arlington, VA		(Zip Code)
(Address of principal executive offices)
(703) 247-2500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 8.01 Other Events.

On August 5, 2010, the Company received a letter from Senator Tom Harkin, Chairman of the U.S. Senate Committee on Health, Education, Labor, and Pensions, requesting documents as part of a review of matters related to for-profit colleges whose students receive Title IV aid.  Chairman Harkin indicated in a hearing on August 4, 2010, that he was sending such requests to 15 publicly traded and 15 privately held education companies.  Also on August 5, 2010, the U.S. Department of Education notified the Company that it will conduct a program review of Strayer University's administration of Title IV programs.  The Department last conducted a program review of Strayer University in 2008, which concluded with no material findings.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRAYER EDUCATION, INC.

Date: August 10, 2010	By:	/s/ Mark C. Brown
Mark C. Brown
Executive Vice President and Chief Financial Officer